SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 16, 1999

                          CASELLA WASTE SYSTEMS, INC.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                ------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                   0-911177                              03-338873
         --------------------------        -------------------------------------
           (Commission File Number)            (IRS Employer Identification No.)


               25 Greens Hill Lane, Rutland, Vermont           05701
          ----------------------------------------------   --------------
             (Address of Principal Executive Offices)        (Zip Code)


                                 (802) 775-0325
             -----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
      -------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On April 14, 1999, Casella Waste Systems, Inc. announced that it had notified KTI, Inc. ("KTI") of its intention to terminate the Agreement and Plan of Merger, dated as of January 12, 1999, on account of certain breaches by KTI of its representations set forth in the merger agreement.

     Casella Waste Systems, Inc. issued a press release dated April 14, 1999, describing, among other things, its intention to terminate the merger agreement.

     The foregoing description is qualified in its entirety by reference to the press release attached hereto as Exhibit 99.1.

     (c) The following exhibit is incorporated herein by reference:

     Exhibit
     Number

     99.1    Press Release dated April 14, 1999


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 1999                          CASELLA WASTE SYSTEMS, INC.
                                              (Registrant)


                                              By: /s/ John W. Casella
                                                --------------------------------
                                                John W. Casella
                                                President, Chief Executive
                                                Officer and Chairman